UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BANCORP OF NEW JERSEY, INC.
(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BANCORP OF NEW JERSEY, INC.
1365 Palisade Avenue
Fort Lee, New Jersey 07024

April 16, 2014

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Bancorp of New Jersey, Inc., or the “Company,” to be held on Wednesday, May 22, 2014 at 3:00 PM at the Double Tree Hotel, 2117 Route 4 Eastbound, Fort Lee, New Jersey.

At the annual meeting, shareholders will be asked to consider and vote upon: the election of five directors to the Company’s board of directors, each to serve until the 2017 annual meeting of shareholders and until his successor is elected and qualified, and the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and any such other matters as may properly come before the meeting.  The board of directors of the Company urges you to vote FOR each of the board’s director nominees, and FOR ratification of the appointment of BDO USA, LLP.  On behalf of the board of directors, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope as soon as possible, even if you currently plan to attend the annual meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.  Your vote is important.  Please feel free to vote by internet through our transfer agent, by telephonic voting or sign and return the enclosed proxy card promptly.

Your cooperation is appreciated, as a majority of the common stock must be represented at the annual meeting, either in person or by proxy, to constitute a quorum for the conduct of business.

Very truly yours,

/s/ Gerald A. Calabrese, Jr.	/s/ Michael Lesler
GERALD A. CALABRESE, JR.	MICHAEL LESLER
Chairman Of The Board	President and Chief Executive Officer

BANCORP OF NEW JERSEY, INC.
1365 Palisade Avenue
Fort Lee, New Jersey 07024

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 22, 2014

Notice is hereby given that the Annual Meeting of Shareholders of Bancorp of New Jersey, Inc., or the “Company,” will be held at the Double Tree Hotel, 2117 Route 4 Eastbound, Fort Lee, New Jersey on Wednesday, May 22, 2014, at 3:00 PM, for the purpose of considering and voting upon the following matters:

•                                          Election of five directors to the Company’s board of directors, each to serve until the 2017 annual meeting of shareholders and until his successor is elected and qualified;

•                                          Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•                                          Such other matters as may properly come before the meeting.

Shareholders of record at the close of business on April 1, 2014 are entitled to notice of and to vote at the annual meeting.  Whether or not you contemplate attending the annual meeting, the board of directors of the Company recommends that you execute and return the enclosed proxy or vote by telephone or the internet.  You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later dated proxy, by delivering a later dated written notice of revocation to the Company, or by voting your shares in person at the annual meeting.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 22, 2014:

Our proxy statement, annual report to shareholders, proxy card, and directions to attend the annual meeting are available on www.bonj.net.  If you would like to receive proxy materials related to this or any future shareholders meetings, or any of the Company’s filings with the Securities and Exchange Commission or press releases, please email your request to shareholder@bonj.net or call us at (201) 944-8600.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Diane M. Spinner
DIANE M. SPINNER
Secretary

April 16, 2014

BANCORP OF NEW JERSEY, INC.
1365 Palisade Avenue
Fort Lee, New Jersey 07024

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MAY 22, 2014

This proxy statement is being furnished to shareholders of Bancorp of New Jersey, Inc., referred to as the “Company,” in connection with the solicitation by the board of directors of the Company of proxies to be voted at the annual meeting of shareholders to be held at the Double Tree Hotel, 2117 Route 4 Eastbound, Fort Lee, New Jersey, at 3:00 PM on Wednesday, May 22, 2014, or such later date to which the annual meeting may be adjourned or postponed.

At the annual meeting, you will be asked to consider and vote upon the following matters:

•                                          Election of five directors to the Company’s board of directors each to serve until the 2017 annual meeting of shareholders and until his successor is elected and qualified;

•                                          Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•                                          Such other matters as may properly come before the meeting.

Information regarding the election of directors and the other proposals is included in this proxy statement.  Shareholders should carefully read this proxy statement.

The first date on which this proxy statement and the enclosed form of proxy are being sent to the shareholders of the Company is on or about April 16, 2014.

ii

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, in addition to historical information.  Forward looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions.  The U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, provide a safe harbor in regard to the inclusion of forward-looking statements in this document and documents incorporated by reference.

You should note that many factors, some of which are discussed elsewhere in this document and in the documents that are incorporated by reference, could affect the future financial results of Bancorp of New Jersey, Inc. and its subsidiaries and could cause those results to differ materially from those expressed in the forward-looking statements contained or incorporated by reference in this document.  These factors include, but are not limited, to the following:

•                                          Current economic conditions affecting the financial industry;

•                                          Changes in interest rates and shape of the yield curve;

•                                          Credit risk associated with our lending activities;

•                                          Risks relating to our market area, significant real estate collateral and the real estate market;

•                                          Operating, legal and regulatory risk;

•                                          Fiscal and monetary policy;

•                                          Economic, political and competitive forces affecting the Company’s business; and

•                                          That management’s analysis of these risks and factors could be incorrect, and/or that the strategies developed to address them could be unsuccessful.

Bancorp of New Jersey, Inc., referred to as “we” or the “Company,” cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, all of which change over time, and we assume no duty to update forward-looking statements, except as may be required by applicable law or regulation, and except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation, to publicly release any revisions to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. We caution readers not to place undue reliance on any forward-looking statements.  These statements speak only as of the date made, and we advise readers that various factors, including those described above, could affect our financial performance and could cause actual results or circumstances for future periods to differ materially from those anticipated or projected.

iii

INFORMATION ABOUT VOTING

How are proxies being solicited?

This proxy solicitation is being made by and at the direction of the board of directors of the Company, and we will pay all expenses relating to the solicitation. In addition to the use of the mails, proxies may be solicited personally, by telephone or by other electronic means by officers, directors and employees of the Company and its subsidiary, Bank of New Jersey, or the “Bank,” who will not be compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse those persons for their reasonable expenses.

What is on the agenda for the annual meeting?

The agenda for the annual meeting includes the election of five directors to the Company’s board of directors, each to serve until the 2017 annual meeting of shareholders and until his successor is elected and qualified, ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and such other matters as may properly come before the annual meeting. We are not aware of any such other matters that may properly come before the annual meeting at the present time.

Who can vote?

You can vote at the annual meeting if you are a holder of our common stock on the record date. The record date is the close of business on April 1, 2014. Each share of common stock you own as of the record date entitles you to one vote for each director to be elected in the election of directors and one vote on any other matter as may properly come before the annual meeting. As of April 1, 2014, there were 5,343,484 shares of common stock outstanding and entitled to vote.

How do I vote if shares are held directly in my name?

If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may vote your shares in one of the following ways:

•                                          By Mail. If you choose to vote by mail, complete the enclosed proxy, date and sign it, and return it in the postage-paid envelope provided.

•                                          In Person. If you choose to vote in person, come to the annual meeting and cast your vote. If you attend the meeting, you may vote your shares in person even if you have previously submitted a proxy.

•                                          Telephonic voting. If you choose to vote by telephone, call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call, and use the company number and account number shown on your proxy card.

•                                          Internet Voting. If you choose internet voting, visit www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the company number and account number shown on your proxy card.

You may submit your proxy by telephone or via internet until 11:59PM EST the day before the meeting.

How do I vote if shares are held in street name or through a bank, brokerage firm or other nominee?

If you hold your shares in street name or through a bank, brokerage firm or other nominee, you will need to vote your shares by providing voting instructions to your bank, brokerage firm or other nominee, in accordance with the voting instruction form provided to you by your bank, brokerage firm or other nominee, or by obtaining a legal proxy from your bank, brokerage firm or other nominee authorizing you to vote those shares at the annual meeting. Only with a legal proxy from your bank, brokerage firm or other nominee can you cast your vote in person at the annual meeting.

How will my proxy be voted?

If you hold your shares directly in your name, unless you indicate differently on your proxy, we plan to vote signed and returned proxies FOR the election of each of the board’s director nominees named in this proxy statement, and FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

If you hold your shares of the Company’s common stock in “street name” (that is, through a broker or other nominee), under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the appointment of independent registered public accounting firms, but do not have discretion to vote on non-routine matters. Over the past few years, changes in rules applicable to brokers have caused uncontested elections of directors, matters related to executive compensation, and matters related to corporate governance to be considered non-routine. If you hold your shares in street name, but do not give your broker or other nominee instructions on how to vote your shares, votes may not be cast on your behalf. If your broker or other nominee submits a proxy but does not vote your shares on a particular proposal because it has not received voting instructions from you, your shares will be considered to be “broker non-votes” with regard to that matter.

At or after the annual meeting, a judge of elections will tabulate ballots cast by shareholders present and voting in person and votes cast by proxy.

What is a broker non-vote?

A broker non-vote occurs when a bank or brokerage firm holding shares on behalf of a shareholder does not receive voting instructions from the shareholder by a specified date before the annual meeting and the bank or brokerage firm is not permitted to vote, or otherwise does not vote, those undirected shares on specified matters. Thus, if you do not give your broker specific instructions, your shares may not be voted on those matters (so-called “broker non-votes”) and will not be counted in determining the number of shares necessary for approval. Broker non-votes are not considered to be votes cast and, therefore, generally have no effect on the outcome of elections of directors or other matters which are determined based on votes cast. Shares represented by “broker non-votes” will be counted, however, in determining the number of shares of common stock represented in person or by proxy and entitled to vote.

Can I revoke my proxy or change my vote after submitting my proxy?

Yes. Any shareholder giving a proxy has the right to attend the annual meeting and vote in person. A proxy may be revoked prior to the annual meeting if a later-dated proxy or a written revocation is sent to the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey

07024, Attn.: Secretary, and received prior to the annual meeting. In addition, a proxy may be revoked at the annual meeting by filing a later-dated proxy or by filing a written notice of such revocation with the Secretary of the Company or the judge of election at the annual meeting prior to the voting of such proxy.

What constitutes a quorum at the annual meeting and how are votes counted?

We need a quorum of shareholders to hold a valid annual meeting. A quorum will be present if at least a majority of the outstanding shares of common stock are represented in person or by proxy at the annual meeting. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum.

How many votes are required for the election of directors?

Directors are elected by a plurality vote of shares of common stock cast in person or by proxy at the annual meeting, provided that a quorum is present. A “plurality” means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the annual meeting. Because the election of directors is based on a plurality of the votes cast, abstentions and broker non-votes have no effect on the outcome of the vote. Votes that are withheld from a director nominee will be excluded entirely from the vote for such nominee and will have no effect on the result. Shareholders are not entitled to cumulative voting in the election of directors.

How many votes are required for the ratification of the appointment of BDO USA, LLP?

The affirmative vote of the holders of a majority of the votes cast, provided that a quorum is present, is necessary to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Abstentions and broker non-votes on the ratification proposal are not considered votes cast and, as such, will have no effect on the outcome of the proposal.

How many votes are required for any other proposals that may properly come before the annual meeting?

Any other proposals that may properly come before the annual meeting will be approved if a majority of the votes cast are voted in favor of the action, unless the question is one upon which a larger or different vote is required by express provision of law or by our certificate of incorporation or our bylaws. Abstentions and broker non-votes on such other proposals are not considered votes cast on the proposals and, as such, have no effect on the outcome of any proposals which would be approved based on votes cast. We are not aware of any such other proposals that may properly come before the annual meeting at the present time.

ELECTION OF DIRECTORS

Our certificate of incorporation and bylaws provide that the number of directors constituting the entire board will be between five and 25, with the exact number to be determined from time to time by the board of directors. At the time of our 2013 annual meeting, the number of directors constituting the entire board was fixed at 16; however, on December 13, 2013, Albert F. Buzzetti passed away, and the board has since fixed the number of directors constituting the entire board at 15.

Our certificate of incorporation and bylaws also provide that the directors will be divided into three classes, as nearly equal in number as possible, in respect to the time for which they severally hold office. At each annual meeting of shareholders, only one class of directors is to be elected and each class of directors so elected will serve for a term of approximately three years.

It is intended that the proxies solicited by the board of directors will be voted FOR the five director nominees named below (unless the shareholder otherwise directs). If, for any reason, any nominee becomes unavailable for election or service on the board, the proxy solicited by the board of directors will be voted for such substituted nominee as is selected by the board of directors. The board has no reason to believe that any of the named nominees are not available or will not serve if elected.

Nominees for Director - Term Expiring In 2014

The board has nominated incumbent directors Joel P. Paritz, Christopher M. Shaari, M.D., Anthony Siniscalchi, Mark Sokolich, and Diane M. Spinner for reelection to the board of directors at the 2014 annual meeting of shareholders, each to serve until the 2017 annual meeting of shareholders and until his successor is elected and qualified. The names of the director nominees and certain information about them are set forth below:

Joel P. Paritz, 70, is a Certified Public Accountant with over 35 years experience in all facets of accounting, including external and internal audit of Banks and other financial institutions. He is President and Head of the Tax and Banking Departments at Paritz & Company, P.A., located in Hackensack, New Jersey. He is a member of the New Jersey and New York State Society of Certified Public Accountants and of the American Institute of Certified Public Accountants, Securities and Exchange Commission Practice Section. He qualifies as an “audit committee financial expert” under the rules and regulations of the SEC, and therefore, has served on the Audit Committee since inception. He has been an organizer and director of the Bank and the Company since 2006. His financial expertise, knowledge of the local business community, experience with the bank and other public companies, support his nomination to serve as a member of the Board of Directors.

Christopher M. Shaari, MD, 46, is an organizer and director of the Bank and the Company since 2006. He is a practicing physician in the field of Otolaryngology, head and neck surgery. With his office in Hackensack, New Jersey, he is actively affiliated with Hackensack University Medical Center. Dr. Shaari’s experience and commitment to serve the local community led to his nomination to serve as a member of the Board of Directors.

Anthony Siniscalchi, 55, is a partner and co-founder of A.Uzzo & Co., CPA’s P.C. He is licensed as a Certified Public Accountant in the states of New York and New Jersey and is a member of the American Institute of Certified Public Accountants and the New York and New Jersey State Society of Certified Public Accountants. He specializes in the manufacturing, distribution, real estate, and financial services industries. Mr. Siniscalchi qualifies as an “audit committee financial expert” under the rules and regulations of the SEC, and therefore, qualifies to serve as our Chairman of the Audit Committee. Mr. Siniscalchi has been an organizer and director of the Bank and the Company since 2006 and has served as Audit Committee Chairman since that time. His financial expertise, understanding of the local real estate market, experience with public companies, and his understanding of the banking industry, support his nomination to serve as a member of the Board of Directors

Mark Sokolich, 50, is an attorney and Managing Partner of Mark Sokolich, Esq, a Fort Lee, New Jersey law firm. Mr. Sokolich has represented various banking clients in commercial and residential real estate closing, work-out negotiations, and general research relating to banking law. He is an organizer and director of the Bank and the Company since 2006. A life-long Fort Lee resident, he has been Mayor of the Borough of Fort Lee since 2008 and is a former councilman. He is a member of the Fort Lee Chamber of Commerce and the Fort Lee Rotary Club, as well as a member of the Bergen County and New Jersey Bar Associations. He is a founder of the Fort Lee Flag Football Association and a director of the Fort Lee Little League. His legal expertise, knowledge of real estate law and the local real estate market, as well as his commitment to serve the local community led to his nomination for election as a member of the Board of Directors.

Diane M. Spinner, 60, has served as Executive Vice President and Chief Administrative Officer of the Bank and the Company, as well as Corporate Secretary of the Company since 2006. Ms. Spinner was involved in various aspects of the organizational activities related to the Bank between 2005 and 2006. She is an organizer and director of the Bank and the Company since 2006. Ms. Spinner has over 30 years’ experience in commercial banking, including as President and Chief Executive Officer of Rock Community Bank, Glen Rock, New Jersey. While serving in various executive banking positions, she has managed various areas of banking activities, including asset/liability management, lending, retail operations, and administration. Her business and banking acumen, her knowledge of the Bergen County community, and her experience led to her nomination for election to serve as a member of the Board of Directors.

Continuing Directors

The names of our directors, whose current terms will continue after the 2014 annual meeting of shareholders, and certain information about them, are set forth below:

Term Expiring In 2015

Michael Bello, 50, has been an insurance agent for over 25 years and is President of the Michael Bello Insurance Agency in Cliffside Park, New Jersey. A lifelong Bergen County resident, he has several real estate investments in Bergen County as well as being an organizer and director of the Bank and the Company since 2006. He has previously served as a member of the Compensation Committee. Mr. Bello is a member of the Professional Insurance Agents of New Jersey and a member of several civic and business organizations in the local area. His business experience, knowledge of the local economy and real estate market, and his service to the local communities support his membership on the Board of Directors.

Jay Blau, 68, is a private investor with a background in institutional sales of securities. In 1977, he founded Dynamic Designs, which became a world supplier of injection molded plastic, fiberglass and polyurethane foam flower pots to major retailers. Dynamic Designs was sold to Winpoint Capital, a Chicago private equity firm in November, 2002. Today, he serves as President and CEO of Imperial Sales & Sourcing Inc., a consultant to the retail home and garden distribution industry. He was an organizer of the Bank and the Company since 2006. He currently serves as Chair of the Bank’s Loan Committee. Mr. Blau’s business background and experience led to his election to serve as a member of the Board of Directors.

Albert L. Buzzetti, 45, is an attorney in the states of New York and New Jersey and Managing Partner of A. Buzzetti and Associates, LLC, an Englewood Cliffs, New Jersey law firm.  Mr. Buzzetti represents numerous real estate investors and has represented various banking clients in commercial real estate closings and work out negotiations.  He is an organizer and director of the Bank and the Company and has been a member of the Bank’s Loan Committee since inception as well as the Bank’s Executive Committee since 2008.  Mr. Buzzetti’s contacts in the business community, business acumen, and knowledge of real estate law and the local real estate market support his membership on the Board of Directors.

Gerald A. Calabrese, Jr., 64, is President of Century 21, Calabrese Realty and has been a director of the Bank and the Company since 2007. Mr. Calabrese has been Chairman of the Board since January, 2014. Prior to joining the boards of directors of Bancorp of New Jersey, Inc. and Bank of New Jersey, Mr. Calabrese served as a director of Interchange Financial Services Corporation between 2003 and 2007, and as a director of Bridge View Bancorp from 1989 until its sale to Interchange Financial in 2003. He has served as an Executive Committee member and as a Loan Committee member for Bank of New Jersey since his appointment. Mr. Calabrese is a member of various local and civic organizations with the Bergen County community. Mr. Calabrese’s experience as a businessman, his knowledge of the New Jersey real estate market, his commitment to the local community, and his past experience as a director of two financial institutions led to his election as a member of the Board of Directors.

Stephen Crevani, 72, is an organizer and director of the Bank and Company since 2006. Mr. Crevani has been in the reinforced concrete business for over 35 years. He is the founder, and has been the President, of Aniero Concrete, Hackensack, New Jersey, since 1970. He is also President of World Towers Building Association and owns and operates a training center for standard-bred horses. He is a member of the New York and New Jersey Trotting Associations and has received awards from the American Concrete Institute and the New Jersey Concrete Institute. Mr. Crevani was elected as a member of the Board of Directors based upon his business experience and his knowledge of the local community, including its real estate market.

Term Expiring in 2016

John K. Daily, 56, has over 30 years of experience in the insurance industry, he is President and Chief Operating Officer of C. A. Shea & Company, a commercial surety bonding firm. He is also President and Organizer of First Founders Assurance Company, a New Jersey licensed insurance company. He is licensed with the New Jersey and New York State Departments of Insurance and is experienced in dealing with auditors and regulators. John has served as past president of the Demarest Republican Club and has served that borough as a past member of the Planning Board and Environmental Committee. As a longtime resident of Bergen County, John participated in several civic and community organizations and activities in our local area. He is an organizer of the Bank and has been a director of the Bank and the Company since 2006. He has also been a member of the ALCO/Investment Committee, Audit Committee and Executive Committee. His experience as a businessman, an underwriter, and an executive of regulated businesses support his election as a member of the Board of Directors.

Michael Lesler, 43, is President and Chief Executive Officer of the Company and the Bank,, a position that he has held since December 2013, when he was promoted from President and Chief Operating Officer of the Company and the Bank. Mr. Lesler served in his previous position, and has served as a director of the Company and the Bank since June, 2009. In March 2011, he was appointed as Vice Chairman of the Board of Directors. In his current role, Mr. Lesler performs the functions of the principal executive officer and principal operating officer of the Company. He served as Executive Vice President and Chief Financial Officer of the Bank from its inception in May 2006 and of the Company from its inception in November 2006, in each case until June 2009. Mr. Lesler was involved in the organizational activities related to the Bank between August, 2005 and May, 2006. He served as Senior Vice President of Interchange Capital Corp., a subsidiary of Interchange Financial Services Corporation from May 2003 until August 2005. Mr. Lesler, who is also a CPA, was employed by Bridge View Bancorp from 1997 until it was acquired by Interchange Financial Services Corporation in May 2003, and served as Senior Vice President and Chief Financial Officer of Bridge View Bancorp. During his banking career, Mr. Lesler has served in various executive capacities and has managed all areas of the business, including financial reporting, lending, compliance, asset and liability management, and retail sales. This experience led to his election as a member of the Board of Directors.

Anthony M. LoConte, 57, is President and Chief Executive Officer of Anthony L &S, LLC and has been in the business of shoe importing and distribution for over 20 years. Mr. LoConte also owns and operates his own real estate portfolio, including within the local Bergen County community. He was an organizer of the bank and has been a director of the Bank and the Company since 2006. He has served on the Company’s Compensation Committee since its inception. Mr. LoConte is a resident of Bergen County and his extensive experience as a real estate investor within the market, his knowledge of the local real estate environment, and his business acumen support membership on the Board of Directors.

Carmelo Luppino, Jr., 58, has been a real estate developer and general contractor in New Jersey for over 30 years. He has been the Managing Member of Luppino Homes, LLC since 1989. He was appointed to the Board of Directors of the Bank and the Holding Company in 2009. He is an original shareholder of the Bank and the Company. He has also serves the Fort Lee community as a President of their Board of Education. Mr. Luppino’s business background, knowledge of the local real estate market, and service to the Fort Lee community led to his election to serve as a member of the Board of Directors.

Rosario Luppino, 80, has been a General Contractor and Real Estate Developer in New Jersey for over 50 years. He is noted for his development of high rise residential developments in Fort Lee and Hackensack, New Jersey. He is involved in numerous charitable organizations. He is a member of the Englewood Cliffs, NJ UNITI Club and the Greater Fort Lee Chamber of Commerce, where he is a past Man of the Year recipient. He has been a director and organizer of the Bank and the Company since 2006. The combination of Mr. Luppino’s experience as a businessman, his commitment to the local community, and his extensive knowledge of the local real estate market, led to his election to serve as a member of the Board of Directors.

Director Rosario Luppino is the uncle of Director Carmelo Luppino, Jr. No director of the Company is also a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, referred to as the “Exchange Act,” or subject to the requirements of Section 15(d) of such act, or any company registered as an investment company under the Investment Company Act of 1940.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY TO SERVE UNTIL THE 2017 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIES.

RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014

On July 17, 2013, the audit committee of the board of directors of the Company appointed BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2013, and approved the dismissal of ParenteBeard LLC (“ParenteBeard”) from that role.

The reports of ParenteBeard on the Company’s financial statements as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2012 and 2011 and the subsequent interim period preceding ParenteBeard’s dismissal, there were: (i) no disagreements with ParenteBeard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ParenteBeard, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the Company’s fiscal years ended December 31, 2012 and 2011 and through the date of the Company’s engagement of BDO, the Company did not consult with BDO regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by BDO that was an important factor considered by the Company in reaching a decision as to accounting, auditing, or financial reporting issues, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

The audit committee of our board of directors appointed BDO USA, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014. BDO USA, LLP has advised the Company that one or more of its representatives will be present at the 2014 annual meeting to make a statement if they so desire and to respond to appropriate questions.

The following table presents the aggregate fees, billed or expected to be billed, by BDO and ParenteBeard for the fiscal years ended December 31, 2013 and 2012, respectively.

Fee Category	2013	2012
Audit Fees (1)	$118,470	$111,500
Audit-Related Fees (2)	—	—
Tax Fees (3)	$15,503	$13,500
All Other Fees (4)	—	—
Total Fees	$133,973	$125,000

(1)         Audit Fees consist of the aggregate fees including expenses billed for professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports on Form 10-Q, or services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)         Audit-Related Fees consist of the aggregate fees including expenses billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” There were no audit-related fees paid during 2013 or 2012.

(3)         Tax Fees consist of the aggregate fees including expenses billed for professional services rendered for tax compliance, tax advice, and tax planning. The services comprising the fees disclosed under this category include the preparation of state and federal tax returns as well as assisting with calculating estimated tax payments.

(4)         All Other Fees consist of the aggregate fees including expenses billed for products and services provided other than the services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.” There were no fees paid for all other fees during 2013 or 2012.

The audit committee’s charter includes a formal policy concerning the pre-approval of audit and non-audit services (including the fees and terms thereof) to be provided by the independent registered accounting firm of the Company, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the audit committee prior to the completion of the audit. The policy requires that all services to be performed by the Company’s independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the audit committee. The chairperson of the audit committee is authorized to execute any engagement letter or agreement with the independent registered public accounting firm for and on behalf of the Company. All services rendered by BDO or ParenteBeard were permissible under applicable laws and regulations, and the audit committee pre-approved all audit, audit-related and non-audit services performed during 2013 and 2012. The audit committee has considered whether the provision of services after the audit services (as specified above) is compatible with maintaining the independence of BDO or ParenteBeard, as applicable, and has determined that provision of such services has not adversely affected either firm’s independence.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

BOARD OF DIRECTORS AND COMMITTEES

Director Independence

The Company’s common stock is listed on the NYSE MKT LLC exchange (formerly NYSE Amex and the American Stock Exchange).  Accordingly, we have determined the independence of the members of our board of directors and board committees by reference to the listing standards of NYSE MKT.  Under these independence standards, current directors Michael Bello, Jay Blau, Stephen Crevani, John K. Daily, Anthony M. Lo Conte, Carmelo Luppino, Rosario Luppino, Howard Mann, Joel P. Paritz, Christopher M. Shaari, and Anthony Siniscalchi, and former director Josephine Mauro, were determined to be independent.  All of the members of our audit and compensation committees were determined to be independent, in each case based on the additional independence requirements that apply to members of those committees.  During 2013 and for the director nominations for the 2014 annual meeting, all of the independent members of the board of directors then serving functioned as the Company’s nominating committee.  In determining independence, the board considered certain amounts paid for legal, insurance agency and appraisal services and office space provided by certain directors or entities in which they have interests, and determined that such transactions and relationships would not interfere with the directors’ exercise of independent judgment in carrying out the responsibilities of a director.  Current members who were determined to be not independent were Michael Lesler, President and Chief Executive Officer, Diane M. Spinner, Executive Vice President and Chief Administrative Officer,  Albert L. Buzzetti, Mark Sokolich, and Gerald A. Calabrese, Jr.  For additional information about Directors Buzzetti, Sokolich, and Calabrese, see “Certain Relationships and Related Transactions.”  In addition, our former Chairman of the Board and Chief Executive Officer, Albert F. Buzzetti, was determined to be not independent.

Board Meetings

During 2013, the board of directors held 12 meetings.  Additionally, there was 1 meeting of the independent directors.  All of our directors attended at least 75% of board meetings and meetings of committees of the board on which such directors served.

We have no formal policy with respect to director attendance at our annual meeting of shareholders.  All of our directors attended the Company’s 2013 annual meeting of shareholders.

Board Leadership Structure and Role in Risk Oversight

Bancorp of New Jersey, Inc. and Bank of New Jersey were led by Albert F. Buzzetti, who served as Chairman and Chief Executive Officer from 2006 until his death in December 2013.  Mr. Lesler, who had been serving as President and Chief Operating Officer, was appointed President and Chief Executive Officer in December, 2013.  In January, 2014, the board of directors appointed outside director, Gerald A. Calabrese, Jr. to become Chairman of the Board.  The boards of directors of both the Company and the Bank are currently comprised of 15 directors, of whom 10 are independent under NYSE MKT rules.  The independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.  Anthony Siniscalchi, one of our independent directors, has been selected to lead those meetings.

The Company board of directors has standing audit and compensation committees, the members of which are independent.  During 2011, the Company board of directors designated a governance committee.  The board of directors of the Bank has also designated several standing committees, including an executive committee, loan committee, and asset/liability committee.  Each committee of the Company and the Bank oversees risk within its area of responsibility.  For example, the audit committee oversees risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters, the loan committee oversees risks relating to our lending activities, and the asset/liability committee oversees risks relating to liquidity and interest rates.  Our board of directors and executive committee oversee all identified material risks and are responsible for risk management.  Our full board engages in discussions of risk management and receives any reports on risk from executive management, other company officers, and from board committees as appropriate.

While details of the board committees changed, we employed this same basic Board leadership structure since the approval of the Bank’s charter in 2006 through December 2013.  While we believe that this leadership structure was effective for our organization during that period, in December 2013, the Board chose to separate the principal executive officer and Board Chair positions in order to provide a higher degree of independence and transparency between the Board and Management.  The Board believes that this leadership structure is most appropriate given the Board’s and Bancorp of New Jersey, Inc.’s risk profile and the Board’s role in monitoring execution of the Company’s strategic plan and the risk elements associated with such execution. Given the independent roles both the Board and Management have in monitoring risk, we believe that the current leadership structure provides effective oversight of the risk management function.

Compensation As It Relates to Risk Management

The Compensation Committee oversees compensation policy and the compensation packages of our executive officers.  Other than our equity incentive plans, and awards under those plans, we do not have any incentive based compensation.  The Compensation Committee did review the compensation of our executive officers and none individually, or taken together, was reasonably likely to have a materially adverse effect on the Company and no compensation was determined to be excessive.  No other forms of compensation were considered to encourage undue or unwarranted risk.

Board Committees

As noted above, the board of directors of the Company conducts much of its business through committees of the board.  During 2013, the board maintained standing audit and compensation committees.  The independent members of the board of directors functioned as the Company’s nominating committee in 2013 and in connection with nominations for the 2014 annual meeting.

Audit Committee

The audit committee of the board of directors consisted of Directors Siniscalchi (Chair), Daily, Mauro and Paritz during the fiscal year ended December 31, 2013.  In addition, former director Josephine Mauro served on the audit committee until April 2013.  Each member of the audit committee was independent under the requirements of NYSE MKT relating to audit committee members.  The board of directors has determined that each of Messrs. Siniscalchi and Paritz qualifies as an “audit committee financial expert,” as defined under the rules of the Securities and Exchange Commission, or “SEC.”  The audit committee met 9 times in 2013.

The audit committee is governed by a formal charter approved by the board of directors, a current copy of which is available at the Company’s website at www.bonj.net.  The primary duties and responsibilities of the audit committee include:

•                                          the relationship with the Company’s independent registered public accounting firm;

•                                          the review with management and the Company’s independent registered public accounting firm the annual and interim financial statements and other information included in the Company’s earnings releases and annual and quarterly reports filed with the Securities and Exchange Commission;

•                                          the oversight of risks and exposures associated with financial matters, particularly financial reporting, taxes, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines, and credit and liquidity matters;

•                                          the establishment and maintenance of procedures for receiving, retaining and addressing complaints regarding the Company’s accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•                                          the review and oversight of all related party transactions for potential conflicts of interest situations on an ongoing basis; and

•                                          an annual performance self-evaluation of the committee.

Audit Committee Report

In accordance with SEC regulations, the audit committee has prepared the following report.  As part of its ongoing activities, the Audit Committee has:

•                                          reviewed and discussed the audited consolidated financial statements of the Company at and for the year ended December 31, 2013, with management;

•                                          discussed with BDO USA, LLP the Company’s independent registered public accounting firm, the matters required to be discussed by the current Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16 “Communication with Audit Committees”; and

•                                          received the written disclosures and letter from BDO USA, LLP required by PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence” and discussed with BDO USA, LLP its firm’s independence.

Based upon its review and the considerations and discussions referenced above, the audit committee recommended to the board of directors that our audited consolidated financial statements be included in the Company’s annual report on Form 10-K, as filed with the SEC on March 31, 2014.

Submitted by the Audit Committee:

Anthony Siniscalchi, Chair
John K. Daily
Joel P. Paritz

March 31, 2014

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such report by specific reference.

Compensation Committee

During 2013, the compensation committee of the board of directors consisted of Directors Shaari (Chair), Crevani, and Lo Conte and met 2 times.

The compensation committee has not adopted a formal charter.  The primary duties of the compensation committee are:

•                                          adopting compensation policy;

•                                          reviewing and evaluating the compensation of the directors and executive officers, and recommending any modification in any such compensation;

•                                          requiring regular salary and benefit surveys comparing the Company with its competitors; and

•                                          approving all changes in the compensation package of executive officers.

Compensation Processes and Procedures

Our board of directors has delegated the sole authority to set the compensation of our executive officers to the compensation committee.  While the committee may seek input from the chief executive officer with respect to the compensation of other executive officers, the committee may not delegate the authority to set the compensation of executive officers.  Compensation of the chief executive officer is determined by the compensation committee and the chief executive officer may not be present during voting or deliberations.  The compensation committee may retain, but has not retained, a compensation consultant.

Nominations and Shareholder Communications

Nomination Process

The Bank commenced operations in May 2006 and adopted a holding company structure in July 2007.  With three exceptions, the current board of directors of the Company remains comprised of organizers of the Bank.  For this reason, the board has not yet designated a nominating committee to consider new director nominees and has not considered diversity in identifying nominees for director.  Until the board does designate a nominating committee, the independent members of the board of directors will participate in the evaluation of director nominees.  Incumbent directors are evaluated based primarily on their performance and contributions to the board, while all candidates are evaluated based on their qualifications, skills, and experiences.

The board of directors will consider director candidates recommended by shareholders.  Any shareholder who wishes to recommend a director candidate for consideration may send notice to Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, Attention: Gerald A. Calabrese, Jr., Chairman of the Board.  The notice should contain the information described in the section titled, “Shareholder Proposals,” on page 26.  The board shall give director candidates recommended by shareholders the same consideration as director candidates recommended by other sources.

Minimum Qualifications

Our bylaws set forth certain minimum qualifications with respect to individuals who may serve on our board of directors.  Generally, a person is not qualified to serve as a director if he or she:

•                                          is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty, breach of trust or money laundering;

•                                          is a person against whom a federal or state bank regulatory agency has issued a cease and desist order for conduct involving an unsafe or unsound practice in conducting the affairs of an insured depository institution, dishonesty, breach of trust, or money laundering, which order is final and not subject to appeal;

•                                          has been found, in a final and unappealable decision by any federal or state regulatory agency or by any court, to have breached a fiduciary duty involving personal profit, or committed a reckless or willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency;

•                                          is a member of a group (within the meaning of section 13(d)(3) of the Exchange Act) which includes a member who would be disqualified from serving as a director of the Company for one of the reasons set forth above; or

•                                          is a party (either directly or through an affiliate) to litigation or an administrative proceeding adverse to the corporation or any subsidiary of the corporation.

Shareholder Communications

Any shareholder who desires to send communications to our board of directors or to individual directors may do so by directing his or her communication to the following address:  Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, Attention: Gerald A. Calabrese, Jr., Chairman of the Board.  All shareholder communications, other than any communications we believe may pose a security risk, will be sent directly to board members.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 14, 2014, certain information concerning the ownership of shares of the common stock by any person who is known by us to own beneficially more than five percent of the issued and outstanding common stock, each director of the Company, each “named executive officer” identified below in the section captioned “Executive Compensation” on page 22, and all directors and executive officers as a group.

Name	Number of Shares Beneficially Owned+	Percentage of Ownership++
Michael Bello(1)	92,975	1.7%
Jay Blau(2)	43,535	*
Albert L. Buzzetti(3)	71,101	1.3%
Gerald A. Calabrese, Jr.(4)	82,888	1.5%
Stephen Crevani(5)	173,600	3.2%
John K. Daily(6)	73,038	1.4%
Michael Lesler(7)	48,552	*
Anthony M. Lo Conte(8)	101,000	1.9%
Carmelo Luppino, Jr.(9)	23,700	*
Rosario Luppino(10)	184,033	3.4%
Joel P. Paritz(11)	51,641	1.0%
Christopher M. Shaari, MD(12)	90,620	1.7%
Anthony Siniscalchi(13)	66,100	1.2%
Mark Sokolich(14)	64,148	1.2%
Diane M. Spinner(15)	74,499	1.4%
Leo J. Faresich(16)	53,000	1.0%
All directors and executive officers as a group (17 persons).	1,295,521	22.4%

* Less than one percent (1.00%)

+ Any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: voting power, which includes the power to vote, or to direct the voting of, our common stock; and/or, investment power, which includes the power to dispose, or to direct the disposition of, our common stock, is determined to be a beneficial owner of our common stock.  All shares are subject to the named person’s sole voting and investment power unless otherwise indicated.

++ Shares beneficially owned include options to purchase shares which are currently exercisable or which will be exercisable within 60 days of April 14, 2014.  Percentage calculations presume that the identified individual or group exercise all of his, her or their respective warrants and options and that no other holders of warrants or options exercise their warrants or options.

(1) Includes options to purchase 30,000 shares and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(2) Includes options to purchase 30,000 shares and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(3) Includes 1,100 shares owned by child, options to purchase 30,000 shares, and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(4) Includes options to purchase 10,000 shares and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(5) Includes 68,303 shares owned by Mr. Crevani’s wife, options to purchase 30,000 shares, and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(6) Includes 1,980 shares owned jointly with Mr. Daily’s wife, options to purchase 30,000 shares, and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(7) Includes options to purchase 37,000 shares and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(8) Includes options to purchase 30,000 shares and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(9) Includes 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(10) Includes 155,387 shares owned by Mr. Rosario Luppino’s wife, family trusts and a company he controls and options to purchase 23,334 shares as well as 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(11) Includes options to purchase 30,000 shares and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(12) Includes 44,000 shares owned by a partnership controlled by Dr. Shaari, options to purchase 30,000 shares, and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(13) Includes options to purchase 30,000 shares and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(14) Includes options to purchase 30,000 shares and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(15) Includes options to purchase 26,000 shares and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

(16) Includes options to purchase 37,000 shares and 5,000 shares from a restricted stock award, 4,000 of which remain subject to forfeiture.

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following table sets forth the name and office of each current executive officer of the Company.  Select biographical information concerning these individuals appears below the table.  The executive officers are appointed to their respective offices annually.

Name	Position
Michael Lesler	Vice Chairman, President and Chief Executive Officer
Leo J. Faresich	Executive Vice President and Chief Lending Officer
Diane M. Spinner	Executive Vice President and Chief Administrative Officer
Richard Capone	Senior Vice President and Chief Financial Officer

See page 6 for a description of the business background of Mr. Lesler; and page 5 for a description of the business background of Ms. Spinner.

Leo J. Faresich, 70, has served as Executive Vice President and Chief Lending Officer of the Bank since May 2006 and of the Company since November 2006.  Beginning in 1999, Mr. Faresich was employed by Greater Community Bancorp, Totowa, New Jersey, and served as its Executive Vice President and Chief Lending Officer from 2003 to September 2005, at which time he was engaged in connection with the organizational activities of the Bank.

Richard Capone, age 64, has been Senior Vice President and Chief Financial Officer of the Company and the Bank since December 18, 2013.  Prior to that he was Senior Vice President and Controller of the Bank from August 2009, and prior to that was an officer of Northern State Bank, as Executive Vice President and Chief Financial Officer from April 2008, and Senior Vice President and Chief Financial Officer from March 2007 until April 2008.  In his current role, Mr. Capone performs the functions of principal financial and principal accounting officer.

Executive Compensation

The Company’s principal executive officer is Michael Lesler, President and Chief Executive Officer.  Mr. Lesler, together with Leo J. Faresich, Executive Vice President and Chief Lending Officer, Diane M. Spinner, Executive Vice President and Chief Administrative Officer, and our former principal executive officer, Albert F. Buzzetti, are sometimes referred to as the “named executive officers.”  The following tables and narratives set forth certain information regarding the compensation of our named executive officers.

2013 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)*	All Other Compensation ($)**	Total ($)

Michael Lesler,	2013	302,500	73,150	65,000	16,623	457,273
Vice Chairman, President & CEO	2012	275,000	73,000	—	15,223	363,223

Leo J. Faresich,	2013	225,000	31,250	65,000	15,488	336,737
Executive VP & CLO	2012	225,000	58,400	—	16,712	300,112

Diane M. Spinner,	2013	132,000	53,200	65,000	4,636	254,836
Executive VP & CAO	2012	120,000	51,000	—	5,193	176,293

Albert F. Buzzetti,	2013	172,500	73,150	65,000	6,726	317,376
Former Principal Executive Officer	2012	165,000	73,400	—	11,545	249,945

*  This column sets forth the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of all stock awards granted during the fiscal year ended December 31, 2013 or 2012, as applicable.  The assumptions used in the calculation of these amounts are described in Note 12 — “Benefit Plans” to our consolidated financial statements, which are included in our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 31, 2014, and in our 2013 Annual Report which accompanies this proxy statement.

**  Includes payments made to the named executive officers for automobile allowances, reimbursements for unused vacation, and the discretionary contributions to the Bank’s 401(k) plan.

We offer each of our named executive officers a competitive salary, a change in control agreement, equity awards and benefits typical of an organization like the Company, which are offered to our employees, generally, such as medical insurance, group term life insurance and a 401(k) plan, as well as an automobile allowance.  Bonus amounts represent purely discretionary compensation which is approved by the Compensation Committee.  We also have entered into change in control agreements with each of our named executive officers.  Those agreements are discussed below under the heading, “Change In Control Agreements.”

Equity awards are intended to align the personal financial interests of our named executive officers with those of the Company, and to encourage our named executive officers to remain employed by the Company by providing them with a long term interest in our overall performance, as reflected by the performance of our common stock.  In 2006, option awards were made primarily to attract talented management to, and to remain with, the Company.  Accordingly, awards were made shortly after our 2006 Stock Option Plan was approved by our shareholders in October 2006.  Each named executive officer received an option award to purchase 22,000 shares of our common stock at an exercise price of $9.09 per share, as adjusted following our ten percent (10%) stock distribution in January 2007 and two for one stock split in December 2007.  The referenced option awards were immediately exercisable with respect to fifty percent (50%) of the shares underlying the options and became exercisable with respect to the remaining fifty percent (50%) of the shares underlying the options on the first anniversary of the grant date, or November 1, 2007.

During November 2007, each named executive officer received an option award to purchase 15,000 shares of common stock at an exercise price of $11.50 per share, as adjusted for the two for one stock split in December 2007.  These options vest equally over a 5 year period.

On March 5, 2013, the board, upon the recommendation of the compensation committee, approved awards of restricted stock under the 2011 Equity Incentive Plan for each of the named executive officers.  Each of the awards is for 5,000 shares, which are subject to forfeiture, vest equally over a 5 year period.  Each of the recipients shall be entitled to vote the shares and receive any dividends or distributions with respect to the shares during the vesting period.

Outstanding Equity Awards at December 31, 2013

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)*	Market value of shares or units of stock that have not vested ($)
Michael Lesler	15,000	—	11.50	12/1/17
	22,000	—	9.09	11/1/16
					5,000	66,950
Leo J. Faresich	15,000	—	11.50	12/1/17
	22,000	—	9.09	11/1/16
					5,000	66,950
Diane M. Spinner	15,000	—	11.50	12/1/17
	11,000	—	9.09	11/1/16
					5,000	66,950
Albert F. Buzzetti	15,000	—	11.50	12/1/17
	11,000	—	9.09	11/1/16
					5,000	66,950

*Twenty percent of the shares subject to the awards became nonforfeitable on March 5, 2014 and will become nonforfeitable annually through March 5, 2018, and any shares that remain subject to forfeiture at the time of a change in control will become vested immediately prior to the change in control, provided in each case, that the recipient has remained in continuous service to the Company through the applicable vesting date.  Market value is based on closing price of $13.39 per share of our common stock on December 31, 2013.

Change In Control Agreements

We have entered into change in control agreements with each of our named executive officers and each such agreement is on substantially similar terms.  Under the terms of the agreements, a named executive officer may receive a change in control payment in the event that he or she terminates his or her employment within 90 days following a change in control.  As used in the agreement, a “change in control” means:

•                                          Any person acquiring securities representing more than 50% of the voting power of the securities of the Company or the Bank;

•                                          Any sale of all or substantially all of the assets of the Company or the Bank to a third party;

•                                          Any reorganization, merger, consolidation or similar transaction, unless the shareholders immediately prior to any such transaction hold securities representing a majority of the voting power of the entity surviving the transaction and the directors immediately prior to the transaction represent a majority of the directors of the entity surviving the transaction; and

•                                          Any other event designated a “change in control” by our board of directors.

The change in control payment which any named executive officer would be entitled to receive under his or her agreement would be a lump sum equal to 2.9 times the highest annual base salary he or she received in the year of termination and the two years immediately preceding.  Assuming the triggering events for the change in control payments occurred on December 31, 2013, the estimated change in control payments which Mr. Lesler, Mr. Faresich and Ms. Spinner would be entitled to receive would be $877,250, $625,500 and $382,800, respectively.  Any change in control payment would be made within 30 days following the recipient’s date of termination.

Director Compensation

The following table sets forth certain information concerning the compensation of our non-employee directors for our fiscal year ended December 31, 2013.

2013 Director Compensation

Name*	Fees earned or paid in Cash ($)	Stock Awards ($)**	Total ($)
Michael Bello	14,200	65,000	79,200
Jay Blau	16,500	65,000	81,500
Albert L. Buzzetti	14,500	65,000	79,500
Gerald A. Calabrese, Jr.	14,800	65,000	79,800
Stephen Crevani	12,800	65,000	77,800
John K. Daily	15,600	65,000	80,600
Anthony M. LoConte	11,000	65,000	76,000
Carmelo Luppino, Jr.	14,400	65,000	79,400
Rosario Luppino	13,800	65,000	78,800
Josephine Mauro	6,400	—	6,400
Joel P. Paritz	16,800	65,000	81,800
Christopher M. Shaari, MD	11,700	65,000	76,700
Anthony Siniscalchi	14,900	65,000	79,900
Mark Sokolich	15,500	65,000	80,500

*                 At December 31, 2013, each non-employee director other than Mr. Calabrese, Mr. Carmelo Luppino, Jr., and Mr. Rosario Luppino had 30,000 options outstanding, 20,000 of which were granted in October, 2007, are fully vested and expire on 10/1/2017, and 10,000 of which were granted in December, 2007, vest over 5 years and expire on 12/1/2017.  At December 31, 2012, Mr. Calabrese has 10,000 options outstanding, all of which were granted in December, 2007, vest over 5 years, and expire on 12/1/2017.  At December 31, 2013, Mr. Rosario Luppino had no options outstanding as he exercised all available options during 2013.  All options granted to directors have an exercise price of $11.50 per option.

**          This column sets forth the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of all stock awards granted during the fiscal year ended December 31, 2013.  The assumptions used in the calculation of these amounts are described in Note 12 — “Benefit Plans” to our consolidated financial statements, which are included in our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 31, 2014, and in our 2013 Annual Report which accompanies this proxy statement.  At December 31, 2013, each non-employee director had 5,000 shares of stock subject to stock awards that had not vested.

During 2013, non-employee directors received $600.00 per each attendance at board meetings and $300.00 for each attendance at committee meetings.  On March 5, 2013, the board, upon the recommendation of its compensation committee, approved awards of restricted stock under the 2011 Equity Incentive Plan, the “Plan,” for each of the non-employee directors of the Company.  Twenty percent of the shares subject to the awards became nonforfeitable on March 5, 2014 and will become nonforfeitable annually through March 5, 2018, and any shares that remain subject to forfeiture at the time of a change in control will become vested immediately prior to the change of control, provided, in each case, that the recipient has remained in continuous service to the Company through the applicable vesting date.  Each of the recipients shall be entitled to vote the shares and receive any dividends or distributions with respect to the shares during the vesting period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Bank has made, and expects to continue to make, loans in the future to our directors and executive officers and their family members, and to firms, corporations, and other entities in which they and their family members maintain interests.  All such loans require the prior approval of our board of directors.  None of such loans are, as of the date of this proxy statement, or were at December 31, 2013, nonaccrual, past due, restructured or potential problems, and all of such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company or the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.

In April, 2011, the Bank entered into a lease agreement with a limited liability company managed and wholly owned by our director, Gerald A. Calabrese, Jr.  The lease is for the Bank branch located at 354 Palisade Avenue, Cliffside Park, New Jersey, and term commenced January 2012.  The lease is for an initial term of five years at a base rent of $13,333 per month, or $799,980 in the aggregate, plus real estate taxes and common area maintenance.  During 2013, the total amount paid in rent to this entity was approximately $160,000.

During 2013, Albert Buzzetti & Associates, L.L.C., a law firm of which our director, Albert L. Buzzetti, is an owner and managing partner, and a law firm of which our director, Mark Sokolich was an owner and managing partner, and Mark Sokolich, Esq., acted as the Bank’s counsel on several loan closings.  The total cost of such work was reimbursed by the respective loan customers and totaled approximately $180,000 and $168,000, respectively.  Additionally, these parties have acted as legal counsel to the Bank on several other matters. The total amount paid to these parties for legal fees for matters other than loan closings was approximately $3,000 and $19,000, respectively, in 2013.  Albert Buzzetti & Associates, L.L.C. and Mark Sokolich, Esq. are continuing to provide similar services in 2014.

Except as described above, there were no transactions since the beginning of our last fiscal year, and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Our code of conduct and ethics and our policies and procedures related to the approval of loans set forth our policies and procedures for the review, approval, or ratification of any transactions with related persons.  Any transaction that involves the purchase from, sale to, or joint ownership with, a related person, of an interest in real or personal property must receive any required approvals of regulatory authorities confirming that the terms of such transactions are fair to, and in the best interests of the Company or the Bank; be supported by an independent appraisal not prepared by a related person or an employee of the Company or the Bank; and be approved in advance by a resolution duly adopted, with full disclosure, by our audit committee. Any extension of credit to a related person must be approved in advance by a resolution duly adopted after full disclosure by a majority of the entire board of directors of the Bank, with each interested director abstaining from participating, directly or indirectly, in the vote.  All other transactions not expressly described in our code of conduct and ethics, in which any related person will have a direct or indirect material interest, are subject to review and approval by our audit committee.

CODE OF ETHICS

We have adopted a code of conduct and ethics that applies to our directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer and other senior financial officers.  Our code of conduct and ethics is available under the heading, “Corporate Governance,” at our Internet website, www.bonj.net.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities (“ten-percent holders”) to file reports of ownership and changes in ownership with the SEC.  Officers, directors and ten-percent holders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.  To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2013, each of the Company’s officers, directors, and greater than ten-percent holders complied with all Section 16(a) filing requirements applicable to him or her.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information, as of the end of the fiscal year ended December 31, 2013, with respect to compensation plans under which the Company is authorized to issue shares of common stock.

Plan Category	Number of Shares to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column
Equity Compensation Plans approved by security holders 2006 Stock Option Plan	187,900	$10.26	30,084
2007 Non-Qualified Stock Option Plan for Directors	414,668	$11.50	43,334
2011 Equity Incentive Plan	—	—	170,000
Total	602,568	$11.11	243,418

The 2006 Stock Option Plan and the 2007 Non-Qualified Stock Option Plan for Directors were approved by the shareholders of the Bank and assumed by the Company in connection with the holding company reorganization, which also was approved by the shareholders of the Bank, in July 2007.

The 2011 Equity Incentive Plan was approved by shareholders.  During the year ended December 31, 2013, 90,000 shares of restricted stock were awarded to the executive officers and directors of the Company subject to forfeiture during a five year vesting term and 10,000 shares of these shares were forfeited back to the Company.  To the extent that any additional shares subject to restricted stock awards are forfeited back to the Company in the future, such shares would again become available for future issuance under the 2011 Equity Incentive Plan.

SHAREHOLDER PROPOSALS

Nominations of persons for election to the board of directors and the proposal of business to be considered by the shareholders at an annual meeting of shareholders may be made by any shareholder of the Company who was a shareholder of record at the time of the notice for the annual meeting, who is entitled to vote at the annual meeting, and who complies with the notice procedures set forth in our bylaws.

For director nominations or other proposals to be properly brought before the 2015 annual meeting by a shareholder, the shareholder must give written notice to the Secretary of the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, by March 23, 2015, and any proposal other than a director nomination must be a proper matter for shareholder action, and not otherwise excludable under the rules and regulations of the SEC.  In order for a shareholder proposal other than a director nomination to be included in the Company’s proxy statement for the 2015 annual meeting of shareholders, in addition to meeting all of the requirements set forth in our bylaws, and all requirements of applicable securities laws, the Company must receive the proposal by December 17, 2014.

A shareholder’s notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a member of the board of directors: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of members of the board of directors in an election contest or is otherwise required pursuant to Regulation 14A under the Exchange Act, (2) a description of any arrangements or understandings among the shareholder and each such person and any other person with respect to such nomination, and (3) the consent of each such person to being named in the proxy statement as a nominee and to serving as a member of the board of directors if so elected; (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such shareholder, as they appear on the corporation’s books, and of such beneficial owner; (2) the class and number of shares of the corporation which are owned beneficially and of record by such shareholder and such beneficial owner; and (3) a representation that such shareholder and beneficial owner intend to appear in person or by proxy at the meeting.

REPORTS AND OTHER DOCUMENTS

Annual Report

A copy of the Company’s 2013 Annual Report to Shareholders accompanies this proxy statement.  On written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC (including a list briefly describing the exhibits thereto), to any record holder or beneficial owner of common stock on April 1, 2014, the record date for the annual meeting, or to any person who subsequently becomes such a record holder or beneficial owner.  Additionally, our proxy statement, annual report to shareholders, and proxy card are available on our website at www.bonj.net.  Requests should be directed to the attention of the Secretary of the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024.

Security Holders Sharing an Address

Only one copy of this proxy statement and the accompanying 2013 Annual Report to Shareholders is being delivered to multiple shareholders sharing an address unless we have previously received contrary instructions from one or more of such shareholders.  On written or oral request to the Secretary of the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, (201) 944-8600, we will deliver promptly a separate copy of this proxy statement and the accompanying 2013 Annual Report to Shareholders to a shareholder at a shared address to which a single copy of the documents was delivered.  Shareholders sharing an address who wish, in the future, to receive separate copies or a single copy of our proxy statements and annual reports should provide written or oral notice to the Secretary of the Company at the address and telephone number set forth above.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Diane M. Spinner
DIANE M. SPINNER
Secretary

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 BANCORP OF NEW JERSEY, INC. REVOCABLE PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MAY 22, 2014 Solicited on behalf of the Board of Directors The undersigned hereby appoints Michael Lesler and Richard Capone, and each of them, with full power of substitution, to vote, as designated below, all the shares of Bancorp of New Jersey, Inc. common stock held of record by the undersigned at the close of business on April 1, 2014, at the annual meeting of shareholders, to be held May 22, 2014, and at any and all adjournments or postponements thereof. The undersigned hereby revokes any and all earlier dated proxies with respect to such annual meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the election of each of board's director nominees, and FOR ratification of the appointment of BDO USA, LLP. The board of directors recommends a vote FOR each of its director nominees, and FOR the ratification of the appointment of BDO USA, LLP. (Continued and to be signed on the reverse side)

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of five directors of Bancorp of New Jersey, Inc., each to hold office until the 2017 annual meeting of shareholders and until his successor is elected and qualifies. O Joel P. Paritz O Christopher M. Shaari, M.D. O Anthony Siniscalchi O Mark Sokolich O Diane M. Spinner 2. Ratification of the appointment of BDO USA, LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2014. This proxy may be revoked at any time before it is voted by delivering to the secretary of Bancorp of New Jersey, Inc. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Bancorp of New Jersey, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of terminated and of no further force and effect. The undersigned acknowledges receipt from Bancorp of New Jersey, Inc. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on May 22, 2014, the Proxy Statement dated on or about April 16, 2014, and Bancorp of New Jersey, Inc.'s 2013 Annual Report. If any other business is presented at such meeting, including any motion to adjourn or postpone the meeting, for the purpose of soliciting additional proxies of for any other reason, or other matters incidental to the conduct of the meeting or otherwise, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the meeting. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF SHAREHOLDERS OF BANCORP OF NEW JERSEY, INC. May 22, 2014 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20530000000000001000 6 052214 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Annual Report and Proxy Card are available at www.bonj.net Please mark here if you plan to attend the annual meeting. FOR AGAINST ABSTAIN

ANNUAL MEETING OF SHAREHOLDERS OF BANCORP OF NEW JERSEY, INC. May 22, 2014 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Annual Report and Proxy Card are available at www.bonj.net Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of five directors of Bancorp of New Jersey, Inc., each to hold office until the 2017 annual meeting of shareholders and until his successor is elected and qualifies. O Joel P. Paritz O Christopher M. Shaari, M.D. O Anthony Siniscalchi O Mark Sokolich O Diane M. Spinner 2. Ratification of the appointment of BDO USA, LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2014. This proxy may be revoked at any time before it is voted by delivering to the secretary of Bancorp of New Jersey, Inc. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Bancorp of New Jersey, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of terminated and of no further force and effect. The undersigned acknowledges receipt from Bancorp of New Jersey, Inc. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on May 22, 2014, the Proxy Statement dated on or about April 16, 2014, and Bancorp of New Jersey, Inc.'s 2013 Annual Report. If any other business is presented at such meeting, including any motion to adjourn or postpone the meeting, for the purpose of soliciting additional proxies of for any other reason, or other matters incidental to the conduct of the meeting or otherwise, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the meeting. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20530000000000001000 6 052214 Please mark here if you plan to attend the annual meeting. FOR AGAINST ABSTAIN GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.